SHEARSON FINANCIAL NETWORK, INC.
                          6660 S. Sandhill Rd. Suite 8
                             Las Vegas, Nevada 89120

                                                                   July 19, 2006

AJW Partners, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
New Millennium Capital Partners II, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

         Re:      Shearson Financial Networks, Inc.

Ladies and Gentlemen:

         Reference is made to the Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of June 30, 2006 by and among Shearson Financial Network, Inc. (the "Company") and each of AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC (collectively, the "Subscribers") and the Registration Rights Agreement between the Company and the Subscribers, dated June 30, 2006, which was entered into pursuant to the Purchase Agreement (the "Registration Rights Agreement").

         1. The Registration Rights Agreement is hereby amended to delete the definition of "Registrable Securities" in Section 1 a. (iii) of the Registration Rights Agreement and insert in such Section 1 a. (iii) of the Registration Rights Agreement the following definition:

               (iii) "Registrable Securities" means the shares issuable upon conversion pursuant to the Notes and Additional Notes (as defined in the Securities Purchase Agreement).

         2. All other provisions of the Registration Rights Agreement shall remain in full force and effect.

         The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent and accomplish the purposes of this letter agreement.

                                                           Very truly yours,


                                                SHEARSON FINANCIAL NETWORK, INC.


                                                By:
                                                    ---------------------------
                                                       Michael A. Barron
                                                       Chief Executive Officer


ACCEPTED AND AGREED:

AJW PARTNERS, LLC
By:  SMS GROUP, LLC


--------------------------------
Corey S. Ribotsky, Manager


NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: FIRST STREET MANAGER II, LLC,


---------------------------------
Corey S. Ribotsky, Manager


AJW OFFSHORE, LTD.
By: FIRST STREET MANAGER II, LLC


---------------------------------
Corey S. Ribotsky, Manager


AJW QUALIFIED PARTNERS, LLC
By: AJW MANAGER, LLC


---------------------------------
Corey S. Ribotsky, Manager